Exhibit (h.6)

Schedule A

Funds

iShares, Inc.

iShares Asia/Pacific Dividend ETF
iShares Core MSCI Emerging Markets ETF
iShares Currency Hedged MSCI Emerging Markets ETF
iShares Emerging Markets Dividend ETF
iShares ESG Aware MSCI EM ETF
iShares International High Yield Bond ETF
iShares J.P. Morgan EM Corporate Bond ETF
iShares J.P. Morgan EM High Yield Bond ETF
iShares J.P. Morgan EM Local Currency Bond ETF
iShares MSCI Australia ETF
iShares MSCI Austria ETF
iShares MSCI Belgium ETF iShares MSCI BIC ETF
iShares MSCI Brazil ETF
iShares MSCI Canada ETF
iShares MSCI Chile ETF
iShares MSCI Emerging Markets Asia ETF
iShares MSCI Emerging Markets ETF
iShares MSCI Emerging Markets ex China ETF iShares MSCI Emerging Markets Min Vol Factor ETF iShares MSCI Emerging Markets Multifactor ETF
iShares MSCI Emerging Markets Small-Cap ETF
iShares MSCI Eurozone ETF iShares MSCI France ETF iShares MSCI Frontier and Select EM ETF

iShares MSCI Germany ETF

iShares MSCI Global Agriculture Producers ETF

iShares MSCI Global Energy Producers ETF

iShares MSCI Global Gold Miners ETF

iShares MSCI Global Metals & Mining Producers ETF

iShares MSCI Global Min Vol Factor ETF

iShares MSCI Global Silver and Metals Miners ETF

iShares MSCI Hong Kong ETF
iShares MSCI Israel ETF
iShares MSCI Italy ETF
iShares MSCI Japan ETF
iShares MSCI Japan Small-Cap ETF
iShares MSCI Malaysia ETF
iShares MSCI Mexico ETF
iShares MSCI Netherlands ETF

iShares MSCI Pacific ex Japan ETF iShares MSCI Russia ETF
iShares MSCI Singapore ETF
iShares MSCI South Africa ETF
iShares MSCI South Korea ETF
iShares MSCI Spain ETF
iShares MSCI Sweden ETF
iShares MSCI Switzerland ETF
iShares MSCI Taiwan ETF
iShares MSCI Thailand ETF
iShares MSCI Turkey ETF
iShares MSCI USA Equal Weighted ETF
iShares MSCI World ETF iShares US & Intl High Yield Corp Bond ETF

iShares Trust

iShares 0-3 Month Treasury Bond ETF
iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 1-5 Year Investment Grade Corporate Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Investment Grade Corporate Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF iShares 20+ Year Treasury Bond ETF iShares 25+ Year Treasury STRIPS Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares BBB Rated Corporate Bond ETF
iShares BB Rated Corporate Bond ETF
iShares Biotechnology ETF
iShares Blockchain and Tech ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares Broad USD Investment Grade Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares Cloud 5G and Tech ETF
iShares CMBS ETF

iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF
iShares Core Conservative Allocation ETF iShares Core Dividend Growth ETF
iShares Core Growth Allocation ETF
iShares Core High Dividend ETF
iShares Core International Aggregate Bond ETF
iShares Core Moderate Allocation ETF
iShares Core MSCI EAFE ETF iShares Core MSCI Europe ETF iShares Core MSCI International Developed Markets ETF iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Cybersecurity and Tech ETF iShares Dow Jones U.S. ETF
iShares Emergent Food and AgTech Multisector ETF
iShares Emerging Markets Infrastructure ETF
iShares Environmentally Aware Real Estate ETF
iShares ESG Advanced High Yield Corporate Bond ETF
iShares ESG Advanced Investment Grade Corporate Bond ETF
iShares ESG Advanced MSCI EAFE ETF iShares ESG Advanced MSCI EM ETF iShares ESG Advanced MSCI USA ETF
iShares ESG Advanced Total USD Bond Market ETF
iShares ESG Aware 1-5 Year USD Corporate Bond ETF

iShares ESG Aware Aggressive Allocation ETF
iShares ESG Aware Conservative Allocation ETF
iShares ESG Aware Growth Allocation ETF
iShares ESG Aware Moderate Allocation ETF
iShares ESG Aware MSCI EAFE ETF
iShares ESG Aware MSCI USA ETF
iShares ESG Aware MSCI USA Small-Cap ETF
iShares ESG Aware U.S. Aggregate Bond ETF
iShares ESG Aware USD Corporate Bond ETF
iShares ESG MSCI EM Leaders ETF
iShares ESG MSCI USA Leaders ETF iShares ESG MSCI USA Min Vol Factor ETF
iShares ESG Screened S&P 500 ETF
iShares ESG Screened S&P Mid-Cap ETF
iShares ESG Screened S&P Small-Cap ETF
iShares Europe ETF
iShares Expanded Tech Sector ETF
iShares Expanded Tech-Software Sector ETF
iShares Exponential Technologies ETF iShares Factors US Growth Style ETF iShares Factors US Value Style ETF
iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Focused Value Factor ETF iShares Genomics Immunology and Healthcare ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Comm Services ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield Bond Factor ETF
iShares High Yield Corporate Bond BuyWrite Strategy ETF iShares iBonds 2022 Term High Yield and Income ETF
iShares iBonds 2023 Term High Yield and Income ETF

iShares iBonds 2024 Term High Yield and Income ETF
iShares iBonds 2025 Term High Yield and Income ETF
iShares iBonds 2026 Term High Yield and Income ETF
iShares iBonds 2027 Term High Yield and Income ETF
iShares iBonds 2028 Term High Yield and Income ETF
iShares iBonds 2029 Term High Yield and Income ETF
iShares iBonds Dec 2022 Term Corporate ETF
iShares iBonds Dec 2022 Term Muni Bond ETF iShares iBonds Dec 2022 Term Treasury ETF
iShares iBonds Dec 2023 Term Corporate ETF iShares iBonds Dec 2023 Term Muni Bond ETF iShares iBonds Dec 2023 Term Treasury ETF
iShares iBonds Dec 2024 Term Corporate ETF
iShares iBonds Dec 2024 Term Muni Bond ETF iShares iBonds Dec 2024 Term Treasury ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2025 Term Muni Bond ETF iShares iBonds Dec 2025 Term Treasury ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2026 Term Muni Bond ETF iShares iBonds Dec 2026 Term Treasury ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Dec 2027 Term Muni Bond ETF iShares iBonds Dec 2027 Term Treasury ETF
iShares iBonds Dec 2028 Term Corporate ETF
iShares iBonds Dec 2028 Term Muni Bond ETF iShares iBonds Dec 2028 Term Treasury ETF
iShares iBonds Dec 2029 Term Corporate ETF iShares iBonds Dec 2029 Term Treasury ETF iShares iBonds Dec 2030 Term Corporate ETF iShares iBonds Dec 2030 Term Treasury ETF
iShares iBonds Dec 2031 Term Corporate ETF
iShares iBonds Dec 2031 Term Treasury ETF iShares iBonds Dec 2032 Term Corporate ETF iShares iBonds Dec 2032 Term Treasury ETF
iShares iBonds Mar 2023 Term Corporate ETF
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF iShares International Developed Small Cap Value Factor ETF iShares International Dividend Growth ETF iShares International Equity Factor ETF

iShares International Select Dividend ETF
iShares International Treasury Bond ETF

iShares Investment Grade Bond Factor ETF
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF iShares J.P. Morgan Broad USD Emerging Markets Bond ETF iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Growth ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Morningstar U.S. Equity ETF
iShares Morningstar Value ETF
iShares Mortgage Real Estate ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Multisector Tech ETF
iShares MSCI China Small-Cap ETF iShares MSCI Denmark ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Min Vol Factor ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland ETF iShares MSCI Germany Small-Cap ETF
iShares MSCI Global Multifactor ETF iShares MSCI Global Sustainable Development Goals ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Intl Momentum Factor ETF

iShares MSCI Intl Quality Factor ETF
iShares MSCI Intl Size Factor ETF
iShares MSCI Intl Small-Cap Multifactor ETF
iShares MSCI Intl Value Factor ETF
iShares MSCI Ireland ETF
iShares MSCI Japan Value ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF iShares MSCI Kuwait ETF
iShares MSCI New Zealand ETF iShares MSCI Norway ETF
iShares MSCI Peru ETF
iShares MSCI Philippines ETF
iShares MSCI Poland ETF
iShares MSCI Qatar ETF
iShares MSCI Saudi Arabia ETF
iShares MSCI UAE ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF
iShares MSCI USA ESG Select ETF
iShares MSCI USA Min Vol Factor ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Small-Cap Min Vol Factor ETF
iShares MSCI USA Small-Cap Multifactor ETF
iShares MSCI USA Value Factor ETF iShares MSCI Water Management Multisector ETF
iShares National Muni Bond ETF iShares Neuroscience and Healthcare ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares North American Tech-Multimedia Networking ETF iShares Paris-Aligned Climate MSCI USA ETF
iShares Preferred and Income Securities ETF
iShares Residential and Multisector Real Estate ETF
iShares Robotics and Artificial Intelligence Multisector ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF

iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Self-Driving EV and Tech ETF
iShares Semiconductor ETF
iShares Short-Term National Muni Bond ETF
iShares Short Treasury Bond ETF
iShares TIPS Bond ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Dividend and Buyback ETF
iShares U.S. Energy ETF iShares U.S. Equity Factor ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Fixed Income Balanced Risk Factor ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Infrastructure ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF iShares U.S. Tech Breakthrough Multisector ETF
iShares U.S. Telecommunications ETF
iShares U.S. Transportation ETF

iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF iShares US Small Cap Value Factor ETF iShares USD Bond Factor ETF iShares USD Green Bond ETF
iShares Virtual Work and Life Multisector ETF
iShares Yield Optimized Bond ETF

iShares U.S. ETF Trust

BlackRock Short Maturity Bond ETF

BlackRock Short Maturity Municipal Bond ETF

BlackRock Ultra Short-Term Bond ETF

iShares Bloomberg Roll Select Commodity Strategy ETF

iShares Commodity Curve Carry Strategy ETF

iShares Evolved U.S. Discretionary Spending ETF

iShares Evolved U.S. Technology ETF

iShares Gold Strategy ETF

iShares GSCI Commodity Dynamic Roll Strategy ETF

iShares Inflation Hedged Corporate Bond ETF

iShares Inflation Hedged High Yield Bond ETF

iShares Inflation Hedged U.S. Aggregate Bond ETF

iShares Interest Rate Hedged Corporate Bond ETF

iShares Interest Rate Hedged High Yield Bond ETF

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

iShares Interest Rate Hedged U.S. Aggregate Bond ETF

Approved by the Board of Trustees of iShares Trust and iShares U.S. ETF Trust on June 15, 2022 and the Board of Directors of iShares, Inc. on October 1, 2021.